SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

The Company has evaluated subsequent events and transactions that occurred after the balance sheet date through the date the consolidated financial statements were issued and no subsequent events, other than noted below, occurred that require accrual or disclosure.

2025 Share Incentive Plan

On April 21, 2025, we registered the aggregate of 8,000,000 ordinary shares, par value $0.0001 per share under the registration statement on Form S-8 filed with the SEC on April 21, 2025, which are reserved for issuance under the Plan. We have not granted any shares as of the date of this report.

Related party transactions

During April, 2025, the Company entered into several loans with its related parties Ms. Xiaodan Liu of $0.21 million, bearing zero interest rate and payable on demand.